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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D. C. 20549



                                  CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2003

                               ----------------

                               AAMPRO GROUP, INC.
                 (Formerly, Trident Systems International, Inc.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEVADA                         000-30769            87-0419231
    ----------------------------  ----------------   -------------------
     (State or other jurisdiction   (Commission        (IRS Employer
          of incorporation)         File Number)      Identification No.)


                  3592 Route 22 W, Whitehouse, New Jersey 08888
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (908) 534-1446

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)          Exhibits.

     99.1 Press Release of the Registrant, dated February 14, 2003, announcing the declaration of a dividend of Telco Energy Inc. common stock to the Company's shareholders of record as of March 31, 2003


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ITEM 9.    REGULATION FD DISCLOSURE.

     On February 14, 2003, we issued a press release announcing the declaration of a dividend of Telco Energy Inc. common stock (the "Dividend") to the Company's shareholders of record as of March 31, 2003, attached as Exhibit 99.1 which is hereby incorporated by reference.

     The Company also announced that Stephen Farkas, Chief Executive Officer of the Registrant will waive his right to personally receive eighty percent (80%) of the shares he would be entitled to receive pursuant to the dividend and has directed that such shares be distributed to the Company.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AAMPRO  Group,  Inc.
                              ---------------------------------
                              (Registrant)



Date:  March 3, 2003          /s/ Stephen Farkas
                              ----------------------------
                              Stephen  Farkas,  Chief  Executive
                              Officer




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